Supplement, dated January 21, 2009

to Prospectus and Statement of Additional Information, dated May 1, 2008

SUPPLEMENT

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

Mutual of America Securities Corporation (“Securities Corporation”), the principal underwriter and distributor of the shares of Mutual of America Institutional Funds (“Institutional Funds”), and Mutual of America Capital Management Corporation (“Capital Management”), the investment adviser for Institutional Funds, have entered into an agreement which provides that Capital Management shall pay Securities Corporation in connection with its services as principal underwriter and distributor of the shares of Institutional Funds, a fee equal to the amount of Securities Corporation’s actual annual operating expenses to perform such services (the “Agreement”).  Since May 1, 1996, Securities Corporation had provided services as principal underwriter and distributor of the shares of Institutional Funds without being paid a fee by any source.   The Agreement is effective January 1, 2008.  Payments under the Agreement will be made from Capital Management’s own funds and will result in no additional costs to Institutional Funds or its shareholders.  Furthermore, there will be no pass-through of the payments under the Agreement to Institutional Funds and there will be no change in Capital Management’s investment advisory fees charged to Institutional Funds, or to Capital Management’s contractual expense limitation agreement with the Institutional Funds (which limits each Fund’s total expenses to its respective investment advisory fee), by reason of the Agreement.